                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 17, 2005
                                                -------------------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        New York                      333-118975              13-3789046
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)          Identification No.)

                270 Park Avenue
                New York, New York                                   10167
--------------------------------------------------------------------------------
                (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code  (212) 834-9280
                                                  ------------------------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 8.01.   Other Events.

         Attached as exhibits are the Structural and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Securities and
Exchange Commission (the "Commission") on February 17, 1995, to the Public
Securities Association) furnished to the Registrant by J.P. Morgan Securities
Inc., ABN AMRO Incorporated, Nomura Securities International, Inc., Deutsche
Bank Securities Inc. and PNC Capital Markets, Inc. (the "Underwriters") in
respect of the Registrant's proposed offering of certain classes of the
Commercial Mortgage Pass-Through Certificates, Series 2005-LDP1 (the "Offered
Certificates").

         The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the
Act under the Registrant's Registration Statement on Form S-3 (No. 333-118975)
(the "Registration Statement"). The Registrant hereby incorporates the
Structural and Collateral Term Sheets by reference in the Registration
Statement.

         The Structural and Collateral Term Sheets were prepared solely by the
Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheets.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------

(99.1)                                  Structural and Collateral Term Sheet
                                        prepared by J.P. Morgan Securities Inc.,
                                        ABN AMRO Incorporated, Nomura Securities
                                        International, Inc., Deutsche Bank
                                        Securities Inc. and PNC Capital Markets,
                                        Inc. in connection with certain classes
                                        of the J.P. Morgan Chase Commercial
                                        Mortgage Securities Corp., Commercial
                                        Mortgage Pass-Through Certificates,
                                        Series 2005-LDP1.

(99.2)                                  Collateral Term Sheet prepared by J.P.
                                        Morgan Securities Inc., ABN AMRO
                                        Incorporated, Nomura Securities
                                        International, Inc., Deutsche Bank
                                        Securities Inc. and PNC Capital Markets,
                                        Inc. in connection with certain classes
                                        of the J.P. Morgan Chase Commercial
                                        Mortgage Securities Corp., Commercial
                                        Mortgage Pass-Through Certificates,
                                        Series 2005-LDP1.

SIGNATURE
---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 17, 2005

                                           J.P. MORGAN CHASE COMMERCIAL
                                           MORTGAGE SECURITIES CORP.

                                           By:       /s/ Mark Levine
                                              ----------------------------------
                                              Name:  Mark Levine
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99.1)            Structural and Collateral Term Sheet                   E
                  prepared by J.P. Morgan Securities Inc.,
                  ABN AMRO Incorporated, Nomura Securities
                  International, Inc., Deutsche Bank
                  Securities Inc. and PNC Capital Markets,
                  Inc. in connection with certain classes of
                  the J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Commercial Mortgage
                  Pass-Through Certificates, Series
                  2005-LDP1.

(99.2)            Collateral Term Sheet prepared by J.P.                 E
                  Morgan Securities Inc., ABN AMRO
                  Incorporated, Nomura Securities
                  International, Inc., Deutsche Bank
                  Securities Inc. and PNC Capital Markets,
                  Inc. in connection with certain classes of
                  the J.P. Morgan Chase Commercial Mortgage
                  Securities Corp., Commercial Mortgage
                  Pass-Through Certificates, Series
                  2005-LDP1.